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                                                              Exhibit 10.28


                          FIRST SUPPLEMENTAL INDENTURE

                                     BETWEEN

                                 INTERPOOL, INC.

                                       AND

                        IBJ SCHRODER BANK & TRUST COMPANY

                          DATED AS OF JANUARY 27, 1997





                9 7/8% SERIES A AND SERIES B JUNIOR SUBORDINATED
                         DEFERRABLE INTEREST DEBENTURES
                              DUE FEBRUARY 15, 2027
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                          FIRST SUPPLEMENTAL INDENTURE


                  THIS FIRST SUPPLEMENTAL INDENTURE, dated as of January 27, 1997 (the "First Supplemental Indenture"), between INTERPOOL, INC., a Delaware corporation (the "Company"), and IBJ SCHRODER BANK & TRUST COMPANY, as trustee (the "Trustee") under the Indenture dated as of January 27, 1997 between the Company and the Trustee (the "Indenture").

                  WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the issuance of the Company's unsecured junior subordinated debentures to be issued from time to time in one or more series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Indenture;

                  WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for (i) the establishment of a series of its securities to be known as its 9 7/8% Series A Junior Subordinated Deferrable Interest Debentures due February 15, 2027 (the "Series A Debentures") and (ii) the establishment of a series of its securities to be known as its 9 7/8% Series B Junior Subordinated Deferrable Interest Debentures due February 15, 2027, the form and substance of all such Debentures and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this First Supplemental Indenture;

                  WHEREAS, under the terms of a Purchase Agreement dated as of January 22, 1997 (the "Purchase Agreement"), among the Company, Interpool Capital Trust (the "Trust") and the initial purchasers named therein (the "Purchasers"), the Trust has agreed to sell to the Purchasers $75,000,000 aggregate liquidation amount of its 9 7/8% Series A Capital Securities (the "Series A Capital Securities");

                  WHEREAS, under the terms of a Subscription Agreement dated as of January 27, 1997 between the Trust and the Company (the "Subscription Agreement"), the Company has committed to purchase all of the Common Securities of the Trust (the "Common Securities") from the Trust, which Common Securities represent at least 3% of the capital of the Trust;

                  WHEREAS, the Trust proposes to invest the gross proceeds from such sale of the Series A Capital Securities, together with the gross proceeds of the issuance and sale by the Trust to the Company of the Common Securities, in the Series A Debentures, as a result of which the Trust will purchase $77,320,000 aggregate principal amount of the Series A Debentures; and

                  WHEREAS, the Company, the Trust and the Purchasers have entered into a Registration Rights Agreement dated the date hereof (the "Registration Rights Agreement")




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whereby the Company has agreed to exchange, among other securities, Series B
Debentures (as defined herein) for Series A Debentures (the "Exchange Offer").

                  WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture, and all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms and to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this First Supplemental Indenture have been duly authorized in all respects;

                  NOW THEREFORE, in consideration of the purchase and acceptance of the Debentures by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Debentures and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:


                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1 Definition of Terms.

                  Unless the context otherwise requires:

                  (a) a term defined in the Indenture has the same meaning when used in this First Supplemental Indenture;

                  (b) a term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

                  (c) the singular includes the plural and vice versa;

                  (d) a reference to a Section or Article is to a Section or Article of this First Supplemental Indenture;

                  (e) headings are for convenience of reference only and do not affect interpretation;

                  (f) the following terms have the meanings given to them in the
Declaration: (i) Clearing Agency; (ii) Delaware Trustee; (iii) Direct Action;
(iv) Distributions; (v) Property




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Trustee; (vi) Purchase Agreement; (vii) Regular Trustees; (viii) Trust
Securities; (ix) Sponsor; and (x) Capital Securities.

                  (g) the following terms have the meanings given to them in this Section 1.1(g):

                  "Additional Sums" shall have the meaning set forth in Section 2.5.

                  "Adjusted Treasury Rate" means, with respect to any prepayment date, the Treasury Rate for such date plus (i) 1.35% if such prepayment date occurs on or prior to January 31, 1998 or (ii) 0.50% in all other cases.

                  "Comparable Treasury Issue" means, with respect to any prepayment date, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after February 15, 2007, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month, using such securities.

                  "Comparable Treasury Price" means, with respect to any prepayment date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such prepayment date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of five Reference Treasury Dealer Quotations for such prepayment date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

                  "Compounded Interest" shall have the meaning set forth in
Section 4.1.

                  "Declaration" means the Amended and Restated Declaration of Trust of Interpool Capital Trust, a Delaware statutory business trust, dated as of January 27, 1997.

                  "Debentures" means the Series A Debentures and the Series B Debentures.




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                  "Deferred Interest" shall have the meaning set forth in
Section 4.1.

                  "Definitive Debentures" has the meaning set forth in Section 2.3.

                  "Dissolution Election" means that, as a result of the election of the Company, as Sponsor, the Trust is to be dissolved in accordance with the Declaration, and the Debentures held by the Property Trustee are to be distributed to the holders of the Trust Securities issued by the Trust in such manner as may be specified in the Declaration.

                  "Extended Interest Payment Period" shall have the meaning set forth in Section 4.1.

                  "Global Debenture" means a Debenture executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

                  "Interest Rate" shall have the meaning set forth in Section
2.5 hereof.

                  "Investment Company Act Event" means the receipt by the Company and the Trust of an opinion of counsel experienced in practice under the Investment Company Act of 1940, as amended (the "1940 Act"), to the effect that, as a result of the occurrence of a change in law or regulation or change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after January 27, 1997.

                  "Maturity Date" means February 15, 2027.

                  "Maturity Repayment Price" means the price, at the Maturity Date, equal to the principal amount of, plus accrued interest on, the Debentures.

                  "Optional Prepayment" means prepayment of the Debentures at the option of the Company in whole or in part at any time on or after February 15, 2007 pursuant to Section 3.2.

                  "Optional Prepayment Price" shall have the meaning set forth in Section 3.2.

                  "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.




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                  "Reference Treasury Dealer" means (i) Merrill Lynch Government
Securities, Inc. and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City
(a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any prepayment date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such prepayment date.

                  "Series B Debentures" means the 9 7/8% Series B Junior Subordinated Deferrable Interest Debentures due February 15, 2027, as authenticated and issued under the Indenture, to be issued in connection with the Exchange Offer.

                  "Special Event" means a Tax Event or an Investment Company Act Event.

                  "Special Event Prepayment" means a prepayment of the Debentures prior to February 15, 2007, in whole but not in part, pursuant to
Section 3.1.

                  "Special Event Prepayment Price" means the greater of (i) 100% of the principal amount of the Debentures or (ii) the sum, as determined by a Quotation Agent, of the present values of the principal amount and premium payable with respect to an optional prepayment of Debentures on February 15, 2007, together with scheduled payments of interest on the Debentures accruing from the prepayment date to and including February 15, 2007 (the "Remaining Life"), discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest on the Debentures to the date of prepayment.

                  "Tax Event" means the receipt by the Company and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after January 27, 1997, there is more than an insubstantial risk that (i) the Trust is, or within 90 days after the date of such opinion will be, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Company on the Debentures is not, or within 90 days after the date of such opinion, will not




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be, deductible by the Company, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or within 90 days after the date of such opinion will be, subject to more than a de minimus amount of other taxes, duties or other governmental charges.

                  "Treasury Rate" means, with respect to any prepayment date,
(i) the rate per annum equal to the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Federal Reserve Board and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the maturity corresponding to the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such prepayment date. The Treasury Rate shall be calculated on the third Business Day preceding the prepayment date.


                                   ARTICLE II
                 GENERAL TERMS AND CONDITIONS OF THE DEBENTURES

SECTION 2.1 Designation and Principal Amount.

                  There is hereby authorized:

                  (a) a series of Securities designated the "9 7/8% Series A Junior Subordinated Deferrable Interest Debentures due February 15, 2027," limited in aggregate principal amount to $77,320,000, and

                  (b) a series of Securities designated the "9 7/8% Series B Junior Subordinated Deferrable Interest Debentures due February 15, 2027," limited in aggregate principal amount to such amount of the Series A Debentures exchanged in the Exchange Offer, and in any case not exceeding $77,320,000;




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                  in either case, the amount of such series shall be as set
forth in any written order of the Company for the authentication and delivery of Debentures of such series pursuant to Section 2.04 of the Indenture.

SECTION 2.2 Maturity. The Maturity Date is February 15, 2027.

SECTION 2.3 Form and Payment

                  Except as provided in Section 2.4, the Debentures shall be issued in fully registered certificated form without interest coupons ("Definitive Debentures"). Principal and interest on the Debentures will be payable, the transfer of such Debentures will be registrable and such Debentures will be exchangeable for Debentures bearing identical terms and provisions at the office or agency of the Trustee in New York, New York or at the office of such Paying Agent or Paying Agents as the Company may designate from time to time; provided, however, that, except in the case of a Global Debenture, at the option of the Company payment of interest may be made by check mailed to the Holder at such address as shall appear in the security register for the Debentures maintained pursuant to Section 2.07 of the Indenture. Notwithstanding the foregoing, so long as the Holder of any Debentures is the Property Trustee, the payment of the principal of and interest (including Compounded Interest and Additional Interest, if any) on such Debentures held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.

SECTION 2.4 Global Debenture.

                  (a) In connection with a Dissolution Election,

                           (i) if any Capital Securities are held in book-entry
form, the related Definitive Debentures shall be presented to the Trustee (if an arrangement with the Depositary has been maintained) by the Property Trustee in exchange for one or more Global Debentures in an aggregate principal amount equal to the aggregate principal amount of all outstanding Debentures, to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Regular Trustees; the Company upon any such presentation shall execute one or more Global Debentures in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Indenture; and payments on the Debentures issued as a Global Debenture will be made to the Depositary; and

                           (ii) if any Capital Securities are held in
non-book-entry certificated form ("Non-Book-Entry Capital Securities"), the related Debentures may be presented to the Trustee by the Property Trustee and any Capital Security certificate which represents such



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Non-Book Entry Capital Securities will be deemed to represent beneficial interests in Debentures presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non-Book-Entry Capital Securities until such Capital Security certificates are presented to the security registrar for transfer or reissuance, at which time such Capital Security certificates will be canceled and a Debenture, registered in the name of the holder of the Capital Security certificate or the transferee of the holder of such Capital Security certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Capital Security certificate canceled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with the Indenture and this First Supplemental Indenture. On issue of such Debentures, Debentures with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

                  (b) The Global Debentures shall represent the aggregate amount of outstanding Debentures from time to time endorsed thereon; provided, that the aggregate amount of outstanding Debentures represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Debenture to reflect the amount of any increase or decrease in the amount of outstanding Debentures represented thereby shall be made by the Trustee, at the Company's expense and in accordance with instructions given by the Company.

                  (c) A Global Debenture may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

SECTION 2.5 Interest.

                  (a) Each Debenture will bear interest at the rate of 9 7/8% per annum (the "Interest Rate") from January 27, 1997 until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Interest Rate, compounded semi-annually, payable (subject to the provisions of Article IV) semi-annually in arrears on February 15 and August 15 of each year (each, an "Interest Payment Date"), commencing on February 15, 1997, to the Person in whose name such Debenture is registered, at the close of business on the first day of the month in which the relevant Interest Payment Date falls. In addition, Liquidated Damages (as defined in the Registration Rights Agreement) shall be payable with respect to the Debentures under certain circumstances as described in the Registration Rights Agreement.




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                  (b) The amount of interest payable for any period will be
computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full month, interest payable shall reflect interest on the Debentures computed on the basis of the actual number of elapsed days based on a 360-day year. In the event that any date on which interest is payable on the Debentures is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date.

                  (c) During such time as the Interpool Capital Trust or a trustee thereof is the holder of any Debentures, the Company shall pay any additional amounts on the Debentures as may be necessary in order that the amount of Distributions then due and payable by the Interpool Capital Trust on the outstanding Debentures shall not be reduced as a result of any additional taxes, duties and other governmental charges to which the Trust has become subject as a result of a Tax Event ("Additional Sums").

SECTION 2.6 Defaulted Interest.

                  Any interest on any Debenture that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

                           (a) The Company may make payment of any Defaulted Interest on Debentures to the Persons in whose names such Debentures (or their respective predecessor Debentures) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date



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         therefore to be mailed, first class postage prepaid, to each
         Securityholder at his or her address as it appears in the security register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debentures (or their respective predecessor Debentures) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

                           (b) The Company may make payment of any Defaulted Interest on any Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustees of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

SECTION 2.7 Legends.

                  (a) Except as permitted by subsection (b) of this Section 2.7 or as otherwise determined by the Company in accordance with applicable law, each Debenture shall bear the applicable legends relating to restrictions on transfer pursuant to the securities laws in substantially the form set forth in
Section 7.1 hereto.

                  (b) The Company shall issue and the Trustee shall authenticate Series B Debentures in exchange for Series A Debentures accepted for exchange in the Exchange Offer, which Series B Debentures shall not bear the legends required by subsection (a) above, in each case unless the holder of such Series A Debentures is either (A) a broker-dealer who purchased such Series A Debentures directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a Person participating in the distribution of the Series B Debentures or (C) a Person who is an affiliate (as defined in Rule 144 under the Securities Act) of the Company.

SECTION 2.8 Restrictions on Transfer.

                  (a) The Series A Debentures, and those Series B Debentures with respect to which any Person described in Section 2.7(b)(A), (B) or (C) is the beneficial owner, may not be transferred except in compliance with the legend contained in Section 7.1 unless otherwise determined by the Company in accordance with applicable law. Upon any distribution of the Debentures following a Dissolution Event, the Company and the Trustee shall enter into a supplemental indenture pursuant to Section 9.01 of the Indenture to provide for the transfer




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restrictions and procedures with respect to the Debentures substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at such time.

                  The Debentures will be issued, and until registered under the Securities Act may be transferred only, in blocks having an aggregate principal amount of not less than $100,000. Any such transfer of Debentures in a block having an aggregate principal amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be the holder of such Debentures for any purpose, including but not limited to the receipt of payments on such Debentures, and such transferee shall be deemed to have no interest whatsoever in such Debentures.

SECTION 2.9 Exchange of Series A Debentures for Series B Debentures.

                  The Series A Debentures may be exchanged for Series B Debentures pursuant to the terms of the Exchange Offer and the Registration Rights Agreement. The Trustee shall make the exchange as follows:

                  The Company shall present the Trustee with an Officers' Certificate certifying the following:

                  (a) upon issuance of the Series B Debentures, the transactions contemplated by the Exchange Offer will have been consummated; and

                  (b) the principal amount of Series A Debentures properly tendered in the Exchange offer that are represented by a Global Debenture and the principal amount of Series A Debentures properly tendered in the Exchange Offer that are represented by Definitive Debentures, the name of each holder of such Definitive Debentures, the principal amount at maturity properly tendered in the Exchange Offer by each such holder and the name and address to which Definitive Debentures for Series B Debentures shall be registered and sent for each such holder.



                  The Trustee, upon receipt of (i) such Officers' Certificate,
(ii) an Opinion of Counsel (x) to the effect that the Series B Debentures have been registered under Section 5 of the Securities Act and the Indenture has been qualified under the Trust Indenture Act and (y) with respect to the matters set forth in Section 3(p) of the Registration Rights Agreement and (iii) a Company Order, shall authenticate (A) a Global Debenture for Series B Debentures in aggregate principal amount equal to the aggregate principal amount of Series A Debentures represented by a Global Debenture indicated in such Officers' Certificate as having been properly tendered and




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(B) Definitive Debentures representing Series B Debentures registered in the names of, and in the principal amounts indicated in, such Officers' Certificate.

                  If the principal amount at maturity of the Global Debenture for the Series B Debentures is less than the principal amount at maturity of the Global Debenture for the Series A Debentures, the Trustee shall make an endorsement on such Global Debenture for Series A Debentures indicating a reduction in the principal amount at maturity represented thereby.

                  The Trustee shall deliver such Definitive Debentures for Series B Debentures to the holders thereof as indicated in such Officers' Certificate.


                                   ARTICLE III
                          PREPAYMENT OF THE DEBENTURES

SECTION 3.1 Special Event Prepayment.

                  If a Special Event has occurred and is continuing the Company shall have the right upon not less than 30 days nor more than 60 days notice to the Holders of the Debentures to prepay the Debentures, in cash, in whole but not in part, at any time prior to February 15, 2007 within 90 days following the occurrence of such Special Event at a prepayment price equal to the Special Event Prepayment Price. The Special Event Prepayment Price shall be paid prior to 2:00 p.m., New York time, on the date of such prepayment, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Special Event Prepayment Price by 10:00 a.m., New York time, on the date such Special Event Prepayment Price is to be paid.

SECTION 3.2 Optional Prepayment by Company.

                  (a) Subject to the provisions of Section 3.2(b) and to the provisions of Article Fourteen of the Indenture, the Company shall have the right to prepay the Debentures, in cash, in whole or in part, at any time and from time to time, on or after February 15, 2007, at the prepayment prices set forth below (expressed as percentages of principal) plus accrued and unpaid interest thereon (including Additional Sums and Compounded Interest payable in accordance with the terms of the Indenture which are due on or prior to the applicable prepayment date) to the applicable date of prepayment (the "Optional Prepayment Price") if prepaid during the 12-month period beginning February 15 of the years indicated below:

                  Year                                             Percentage
                  ----                                             ----------
                  2007.......................................      104.9375%
                  2008.......................................      104.4438



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

                  2009.......................................      103.9500
                  2010.......................................      103.4563
                  2011.......................................      102.9625
                  2012.......................................      102.4688
                  2013.......................................      101.9750
                  2014.......................................      101.4813
                  2015.......................................      100.9875
                  2016.......................................      100.4938
                  2017 and thereafter........................      100.0000%

If the Debentures are only partially prepaid pursuant to this Section 3.2, the Debentures will be prepaid pro rata or by lot or by any other method utilized by the Trustee; provided, that if at the time of prepayment the Debentures are registered as a Global Debenture, the Depositary shall determine, in accordance with its procedures, the principal amount of such Debentures held by each beneficial holder of Debenture in global form to be prepaid. The Optional Prepayment Price shall be paid prior to 2:00 p.m., New York time, on the date of such prepayment, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Prepayment Price by 10:00 a.m., New York time, on the date such Optional Prepayment Price is to be paid.

                  (b) If a partial prepayment of the Debentures would result in the delisting of the Capital Securities issued by the Trust from any national securities exchange or other organization on which the Capital Securities are then listed, the Company shall not be permitted to effect such partial prepayment and may only prepay the Debentures in whole.

SECTION 3.3 No Sinking Fund.

                  The Debentures are not entitled to the benefit of any sinking fund.


                                   ARTICLE IV
                      EXTENSION OF INTEREST PAYMENT PERIOD

SECTION 4.1  Extension of Interest Payment Period.

                  So long as no Event of Default under the Indenture has occurred and is continuing, the Company shall have the right, at any time and from time to time during the term of the Debentures, to defer payments of interest by extending the interest payment period of such Debentures for a period not exceeding 10 consecutive semi-annual periods (an "Extended Interest Payment Period"), during which Extended Interest Payment Period no interest shall be due and payable; provided that no Extended Interest Payment Period may extend beyond the Maturity Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 4.1, will bear interest thereon at the Interest Rate compounded semi-annually for each semi-annual period of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest accrued and unpaid on the Debentures, including any Additional Sums and Compounded Interest (together, "Deferred Interest") that shall be payable to the holders of the Debentures in whose names the Debentures are registered in the Security Register on the record date with respect to the first Interest Payment Date after the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further extend such period, provided that such period together with all such further extensions thereof shall not exceed 10 consecutive semi-annual periods, or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extended Interest Payment Period and the payment of all Deferred Interest then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during an Extended Interest Payment Period.

SECTION 4.2 Notice of Extension.

                  (a) At the time the Company selects an Extended Interest Payment Period, the Company shall give the holders of the Debentures, the Trustee and, for such time as the Debentures are held by the Trust, the Property Trustee and the Regular Trustees, written notice of its selection of such Extended Interest Payment Period at least five Business Days before the earlier of (i) the date interest on the Debentures would have been payable except for the election to begin or extend such Extended Interest Payment period or (ii) the date the Company, or for such time as the Debentures are held by the Trust, Regular Trustees are required to give notice to any securities exchange or to holders of Debentures or Capital Securities, as the case requires, of the record date or the date such payments are due, but in any event not less than five Business Days prior to such record date.

                  (b) Upon receipt by a Responsible Officer of the Trustee of written notice of an Extended Interest Payment Period, the Trustee shall give notice to the holders at the Company's expense of the Debentures of the Company's election to begin or extend an Extension Period.

                  (c) The semi-annual period in which any notice is given pursuant to paragraph (b) of this Section 4.2 shall be counted as one of the 10 semi-annual periods permitted in the maximum Extended Interest Payment Period permitted under Section 4.1.

                                    ARTICLE V
                                    EXPENSES

SECTION 5.1 Payment of Expenses.

                  In connection with the offering, sale and issuance of the Debentures to the Property Trustee and in connection with the sale of the Trust Securities by the Trust, the Company, in its capacity as borrower with respect to the Debentures, shall:

                  (a) pay all costs and expenses relating to the offering, sale and issuance of the Debentures, including compensation of the Trustee under the Indenture in accordance with the provisions of Section 6.06 of the Indenture;

                  (b) pay all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust, the offering, sale and issuance of the Trust Securities (including compensation to the Purchasers in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets, other than the Trust's obligations to the holders of Capital Securities);

                  (c) be primarily and fully liable for any indemnification obligations arising with respect to the Declaration;

                  (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust; and

                  (e) pay all other fees, expenses, debts and obligations (other than the Trust Securities) related to the Trust.

SECTION 5.2  Payment Upon Resignation or Removal.

                  Upon termination of this First Supplemental Indenture or the Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the

Trustee all amounts accrued to the date of such termination, removal or resignation. The Trustee's rights under Section 6.06 of the Indenture shall survive such termination under this Section. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to Section 5.6 of the Declaration, the Company shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued to the date of such termination, removal or resignation.


                                   ARTICLE VI
                COVENANT TO LIST ON EXCHANGE; REGISTRATION RIGHTS

SECTION 6.1 Listing on an Exchange.

                  If the Debentures are to be issued as a Global Debenture in connection with the distribution of the Debentures to the holders of the Capital Securities issued by the Trust upon a Dissolution Election, the Company will use its best efforts to list such Debentures on any stock exchanges on which the Capital Securities are then listed.

SECTION 6.2 Registration Rights.

                  The Company hereby agrees to make any and all payments, including without limitation, Liquidated Damages (as defined in the Registration Rights Agreement) set forth in the Registration Rights Agreement pursuant to the terms thereof.


                                   ARTICLE VII
                                FORM OF DEBENTURE

SECTION 7.1 Form of Debenture.

                  The Debentures and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

                           (FORM OF FACE OF DEBENTURE)

                  [IF THE DEBENTURE IS TO BE A GLOBAL DEBENTURE, INSERT - This Debenture is a Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee thereof. This Debenture is exchangeable for Debentures registered in the name of a person other than the Depositary or a nominee thereof only in the limited circumstances described in the Indenture, and no transfer of this Debenture may be registered except in limited circumstances.

                  Unless this Debenture is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.]

         [IN THE CASE OF SERIES A DEBENTURES, INSERT - THE DEBENTURES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS DEBENTURE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE DEBENTURES WILL BE ISSUED, AND UNTIL REGISTERED UNDER THE SECURITIES ACT MAY BE TRANSFERRED ONLY, IN BLOCKS HAVING AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $100,000. ANY SUCH TRANSFER OF DEBENTURES IN A BLOCK HAVING AN AGGREGATE PRINCIPAL AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH DEBENTURES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF PAYMENTS ON SUCH DEBENTURES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH DEBENTURES.

         THE HOLDER OF THIS DEBENTURE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS DEBENTURE PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON

         WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS DEBENTURE (OR ANY PREDECESSOR OF THIS DEBENTURE) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS DEBENTURE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS DEBENTURE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) PURSUANT TO CLAUSE (D) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE ISSUER A LETTER FROM THE TRANSFEREE WITH RESPECT TO THE DEBENTURE COVERING THE MATTERS SET FORTH IN ANNEX A TO THE OFFERING MEMORANDUM DATED JANUARY 22, 1997, SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS DEBENTURE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.]

                                                          CUSIP No. ______ __ __
$_______________
No._____________

                                 INTERPOOL, INC.

             9 7/8% SERIES - JUNIOR SUBORDINATED DEFERRABLE INTEREST
                         DEBENTURE DUE FEBRUARY 15, 2027

                  INTERPOOL, INC., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to ______________ or registered assigns, the principal sum of _____________ Dollars ($___________) on February 15, 2027 (the "Maturity Date"), and to pay interest on said principal sum from January 27, 1997, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on February 15 and August 15 of each year, commencing February 15, 1997, at the rate of 9 7/8% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full month interest payable shall reflect interest on the Debentures computed on the basis of the actual number of elapsed days based on a 360-day year. In the event that any date on which interest is payable on this Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Debenture (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the first day (whether or not such day is a Business Day) of the month in which the relevant Interest Payment Date falls. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Debenture shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, except in the case of a Global Debenture, payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of this Debenture is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Debenture will be made at such place and to such account as may be designated by the Property Trustee.

                  The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

                  This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

                  The provisions of this Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name by its duly authorized officers.

                                        INTERPOOL, INC.

                                        By: ______________________
                                        Name:_____________________
[Seal]                                  Title:____________________


Attest:

By:  ________________________
Name: _______________________
Title: ______________________

                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated ______________________

                                        IBJ SCHRODER BANK & TRUST
                                          COMPANY,
                                        as Trustee


                                        By ______________________
                                        Authorized Signatory

                         (FORM OF REVERSE OF DEBENTURE)

                  This Debenture is one of a duly authorized series of Debentures of the Company (herein sometimes referred to as the "Debentures"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 27, 1997, duly executed and delivered between the Company and IBJ Schroder Bank & Trust Company, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of January 27, 1997, between the Company and the Trustee (the Indenture as so supplemented, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures. By the terms of the Indenture, the Debentures are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Debentures is limited in aggregate principal amount as specified in said First Supplemental Indenture.

                  Following the occurrence and continuation of a Special Event, in certain circumstances, this Debenture may become due and payable, at the Company's option, on or before February 15, 2007, at a prepayment price equal to the greater of (i) 100% of the principal amount of the Debentures or (ii) the sum, as determined by a Quotation Agent, of the present values of the principal amount and premium payable with respect to an optional prepayment of Debentures on February 15, 2007, together with scheduled payments of interest on the Debentures accruing from the prepayment date to and including February 15, 2007 (the "Remaining Life"), discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest on the Debentures to the date of prepayment (the "Special Event Prepayment Price"). The Special Event Prepayment Price shall be paid prior to 2:00 p.m., New York time, on the date of such prepayment.

                  The Company shall have the right to prepay this Debenture at the option of the Company, in whole or in part at any time on or after February 15, 2007 (an "Optional Prepayment"), at the prepayment prices set forth below (expressed as percentages of principal) plus accrued and unpaid interest thereon (including Additional Sums and Compounded Interest payable in accordance with the terms of the Indenture which are due on or prior to the applicable prepayment date) to the applicable date of prepayment (the "Optional Prepayment Price") if prepaid during the 12-month period beginning February 15 of the years indicated below:

                  Year                                             Percentage
                  ----                                             ----------
                  2007........................................      104.9375%
                  2008........................................      104.4438
                  2009........................................      103.9500

                  2010........................................      103.4563
                  2011........................................      102.9625
                  2012........................................      102.4688
                  2013........................................      101.9750
                  2014........................................      101.4813
                  2015........................................      100.9875
                  2016........................................      100.4938
                  2017 and thereafter.........................      100.0000%


                  Any prepayment pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice. If the Debentures are only partially prepaid by the Company pursuant to an Optional Prepayment, the Debentures to be prepaid will be selected pro rata or by lot or by any other method utilized by the Trustee; provided that if, at the time of prepayment, the Debentures are registered as a Global Debenture, the Depositary shall determine the principal amount of such Debentures held by each Debentureholder to be prepaid in accordance with its procedures.

                  Unless the Debentures are issued as a Global Debenture, in the event of prepayment of this Debenture in part only, a new Debenture or Debentures of this series for the unrepaid portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  The Company will not, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock), (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company (including Other Securities) that rank pari passu with or junior in right of payment to the Debentures or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company (including under Other Guarantees) if such guarantee ranks pari passu or junior in right of payment to the Debentures (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Capital Securities Guarantee, (d) the purchase of fractional shares resulting from a reclassification of the Company's capital stock, (e) the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (f) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged and (g) purchases of common stock related to the issuance of common stock or rights under any of the Company's benefit plans for its directors, officers or employees or any of the Company's dividend reinvestment plans) if at such time (1) there shall have occurred any event of which the Company has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would be, an Event of Default and (b) in respect of any nonpayment default, which the Company shall not have taken reasonable steps to cure, and in respect of any payment default,, which has not been cured, (2) if such Debentures are held by the Trust, the Company shall be in default with respect to its payment of any obligations under the Capital Securities Guarantee or (3) the Company shall have given notice of its election of an Extended Interest Payment Period (as hereinafter defined), or any extension thereof, as provided in the Indenture and shall not have rescinded such notice, and such Extended Interest Payment Period (as hereinafter defined), or any extension thereof, shall have commenced.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Debentures; provided, however, that no such supplemental indenture shall without the consent of the holders of each outstanding Debenture so affected,
(i) change the fixed maturity of any Debentures of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon the redemption or prepayment thereof, or change any date on which the Debenture may be prepaid or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Debenture then outstanding and affected thereby.

                  The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debentures affected thereby, on behalf of all of the Holders of the Debentures of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default (a) in the payment of the principal of or premium, if any, on or interest on any of the Debentures of such series or, (b) in respect of covenants or provisions of the Indenture which cannot be modified or amended without the consent of the holder of each Debenture affected. Any such consent or waiver by the registered

Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future holders and owners of this Debenture and of any Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Debenture at the time and place and at the rate and in the money herein prescribed.

                  So long as no Event of Default under the Indenture has occurred and is continuing, the Company shall have the right, at any time and from time to time during the term of the Debentures, to defer the payment of interest by extending the interest payment period of such Debentures for a period not exceeding 10 consecutive semi-annual periods (an "Extended Interest Payment Period"), at the end of which period the Company shall pay all interest then accrued and unpaid on the Debentures (together with interest thereon at the annual rate of 9 7/8%, compounded semi-annually, to the extent that payment of such interest is permitted under applicable law); provided that no Extended Interest Payment Period may extend beyond the Maturity Date of the Debentures. Before the termination of any such Extended Interest Payment Period, the Company may further extend such Extended Interest Payment Period, provided that such Extended Interest Payment Period together with all such further extensions thereof shall not exceed 10 consecutive semi-annual periods or extend beyond the Maturity Date of the Debentures. Payment of all accrued and unpaid interest shall be payable to the Holder of the Debenture in whose name such Debenture is registered in the Security Register on the record date with respect to the first Interest Payment Date after the end of the Extended Interest Payment Period. Upon the termination of any Extended Interest Payment Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extended Interest Payment Period, subject to the requirements contained in this paragraph.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee or the Authenticating Agent duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees.




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
No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                  All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE DEBENTURES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.


                                  ARTICLE VIII
                          ORIGINAL ISSUE OF DEBENTURES

SECTION 8.1 Original Issue of Debentures.

                  Series A Debentures in the aggregate principal amount of $77,320,000 may, upon execution of this First Supplemental Indenture, and Series B Debentures in aggregate amount of up to $77,320,000 may, upon consummation of the Exchange Offer, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by its Chief Executive Officer, its President, or any Vice President, its Treasurer, any Assistant Treasurer, its Controller or any Assistant Controller, its Secretary or any Assistant Secretary without any further action by the Company.


                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.1 Ratification of Indenture.

                  The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 9.2 Trustee Not Responsible for Recitals.

                  The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.



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
SECTION 9.3 Governing Law.

                  This First Supplemental Indenture and each Debenture shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

SECTION 9.4 Severability.

                  In case any one or more of the provisions contained in this First Supplemental Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Debentures, but this First Supplemental Indenture and the Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 9.5 Counterparts.

                  This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed by their authorized respective officers as of the day and year first above written.

                                        INTERPOOL, INC.

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:


                                        IBJ SCHRODER BANK & TRUST COMPANY
                                        as Trustee


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:




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